SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                 -----------------------------------------------

                                  CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  December 12, 1995

                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                       1-9553                   04-2949533
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   (State or other        (Commission File Number)          (I.R.S. Employer
   jurisdiction of                                          Identification
   Incorporation)                                           Number)



    1515 Broadway, New York, New York                          10036
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   (Address of principal executive offices)                   (Zip Code)


Registrants's telephone number, including area code:  (212) 258-6000
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Item 5.   Other Events.
          ------------

          On December 12, 1995, Viacom Inc. ("Viacom") and Viacom International Inc. ("Viacom International", and together with Viacom, the "Registrants") entered into an underwriting agreement (the "Underwriting Agreement", a copy of which is attached hereto as Exhibit 1.1) with Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Smith Barney Inc. (the "Underwriters"), including the Viacom Inc./Viacom International Inc. Underwriting Agreement Senior Debt Securities Standard Provisions (Offered Securities) dated May 18, 1995.

          On December 15, 1995, pursuant to the Underwriting Agreement, Viacom issued and sold and the Underwriters purchased $350,000,000 aggregate principal amount of Viacom's 6.75% Senior Notes due 2003 (the "Senior Notes") and $200,000,000 aggregate principal amount of Viacom's 7.625% Senior Debentures due 2016 (the "Senior Debentures" and together with the Senior Notes the "Senior Securities"), at initial public offering prices of 99.903% and 99.290% of the principal amounts of the Senior Notes and the Senior Debentures, respectively, which yielded aggregate proceeds to Viacom of $544,303,000.

          Forms of the Senior Notes and the Senior Debentures, including the guarantees endorsed thereon, are attached hereto as Exhibits 4.1 and 4.2, respectively. The Senior Securities were (i) registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Reg. No. 33-53485) and (ii) issued under an Indenture, dated as of May 15, 1995 (the "Indenture"), among Viacom, Viacom International, as guarantor, and State Street Bank and Trust Company, as successor to The First National Bank of Boston, trustee, as supplemented by the First Supplemental Indenture thereto, dated as of May 24, 1995 (the "First Supplemental Indenture"), and as further supplemented and amended by the Second Supplemental Indenture and Amendment No. 1, dated as of December 15, 1995 (the "Second Supplemental Indenture"). Copies of the Indenture, the First Supplemental Indenture, and the Second Supplemental Indenture and Amendment No. 1 are attached hereto as Exhibits 4.3, 4.4 and 4.5, respectively.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

   (c)    The following exhibits are filed as part of this report on Form 8-K:

     1.1 Underwriting Agreement, dated December 12, 1995, among Viacom Inc., Viacom International Inc., Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Smith Barney Inc.

     4.1 Form of 6.75% Senior Notes due 2003, including the form of guarantee endorsed thereon.

     4.2 Form of 7.625% Senior Debentures due 2016, including the form of guarantee endorsed thereon.













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     4.3  Indenture dated as of May 15, 1995 among Viacom Inc., Viacom
          International Inc., as guarantor, and State Street Bank and Trust Company, as successor to The First National Bank of Boston, trustee.

     4.4 First Supplemental Indenture dated as of May 24, 1995 among Viacom Inc., Viacom International Inc., as guarantor, and State Street Bank and Trust Company, as successor to The First National Bank of Boston, trustee.

     4.5 Second Supplemental Indenture and Amendment No. 1 dated as of December 15, 1995 among Viacom Inc., Viacom International Inc., as guarantor, and State Street Bank and Trust Company, trustee.

















































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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              VIACOM INC.


Date:  December 15, 1995                By:  /s/ Michael D. Fricklas
                                           ------------------------------
                                   Name:  Michael D. Fricklas
                                   Title: Senior Vice President,
                                          Deputy General Counsel











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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
-----------    -----------

1.1 Underwriting Agreement, dated December 12, 1995, among Viacom Inc., Viacom International Inc., Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Smith Barney Inc.

4.1 Form of 6.75% Senior Notes due 2003, including the form of guarantee endorsed thereon.

4.2 Form of 7.625% Senior Debentures due 2016, including the form of guarantee endorsed thereon.

4.3 Indenture dated as of May 15, 1995 among Viacom Inc., Viacom International Inc., as guarantor, and State Street Bank and Trust Company, as successor to The First National Bank of Boston, trustee.

4.4 First Supplemental Indenture dated as of May 24, 1995 among Viacom Inc., Viacom International Inc., as guarantor, and State Street Bank and Trust Company, as successor to The First National Bank of Boston, trustee.

4.5 Second Supplemental Indenture and Amendment No. 1 dated as of December 15, 1995 among Viacom Inc., Viacom International Inc., as guarantor, and State Street Bank and Trust Company, trustee.